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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 17, 2001



                            CITY NATIONAL CORPORATION
      --------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          DELAWARE                   1-10521               95-2568550
 ----------------------------    ----------------    ----------------------
 (State or other jurisdiction    (Commission file        (IRS employer
      of incorporation)              number)           identification no.)


CITY NATIONAL CENTER
400 NORTH ROXBURY DRIVE, BEVERLY HILLS, CALIFORNIA            90210
-----------------------------------------------------     --------------
    (Address of principal executive offices)                (Zip code)


Registrant's telephone number, including area code         (310) 888-6000
                                                         -----------------


                                NOT APPLICABLE
         -------------------------------------------------------------
         (former name or former address, if changed since last report)

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Item 5.  OTHER EVENTS.

         On April 17, 2001, City National Corporation issued a press release reporting its financial results for the three months ended March 31, 2001.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         99.1 Press release dated April 17, 2001 reporting financial results for the three months ended March 31, 2001.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     CITY NATIONAL CORPORATION





April 18, 2001                       /s/ FRANK P. PEKNY
                                     -------------------------------------------
                                     Frank P. Pekny
                                     Executive Vice President and
                                     Chief Financial Officer/Treasurer
                                     (Authorized Officer and
                                     Principal Financial Officer)